1933 Act File No. 333-31137
                                                      1940 Act File No. 811-8281

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X
                                                                      -------

     Pre-Effective Amendment No.         .............................

     Post-Effective Amendment No.   6   ..............................   X
                                  ------                              -------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X

     Amendment No.   8   .............................................   X
                   ------                                             -------

                               GREAT PLAINS FUNDS

               (Exact Name of Registrant as Specified in Charter)

            5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900

                         (Registrant's Telephone Number)

                              Gail Cagney, Esquire
                            Federated Investors Tower

                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779

                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

It is proposed that this filing will become effective:

    immediately upon filing pursuant to paragraph (b)
 X  on _DECEMBER 27, 1999__ pursuant to paragraph (b)

    60 days after filing pursuant to paragraph (a) (i) _ on _______________ pursuant to paragraph (a) (i).

    75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Copies To:

Cameron S. Avery, Esquire
Bell, Boyd & Lloyd
3 First National Plaza
70 West Madison St.
Chicago, IL  60602

Great Plains Funds

COMBINED PROSPECTUS FOR

Great Plains Equity Fund

Great Plains International Equity Fund

Great Plains Premier Fund

Great Plains Intermediate Bond Fund

Great Plains Tax-Free Bond Fund

December 28, 1999

Advised by
First Commerce Investors, Inc.

PROSPECTUS

Great Plains Funds



Great Plains Funds (the "Trust") is an open-end, management investment company. The Trust has the following five separate investment portfolios or mutual funds. Each fund offers its own shares and has a distinct investment goal to meet specific investor needs.

Great Plains Equity Fund

Great Plains International Equity Fund

Great Plains Premier Fund

Great Plains Intermediate Bond Fund

Great Plains Tax-Free Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Contents

Investment Philosophy                              1
Fund Goals, Strategies, Performance and Risk       1
What are the Fund's Fees and Expenses?             9
Principal Securities in Which the Funds Invest    10
Specific Risks of Investing in the Funds          15
What do Shares Cost?                              18
How are the Funds Sold?                           20
How to Purchase Shares                            20


How to Exchange Shares                            21
How to Redeem Shares                              21



Account and Share Information                     23
Who Manages the Funds?                            24
Financial Information                             25


DECEMBER 28, 1999


This prospectus contains the information you should read and know before you invest in any of the Great Plains Funds. It outlines our investment philosophy as well as provides a description of the principal investment strategies, objectives, and risks of investing in the funds. This document also contains information on buying and selling shares of the Great Plains Funds. Keep this prospectus for future reference.

Investment Philosophy



First Commerce Investors' (FCI) fundamental equity investment philosophy is that of value investing. As such, we invest the assets of our equity funds according to the following principles:


   We invest as partial owners of high quality companies and attempt to purchase security positions at a substantial discount to what we perceive as their true economic value.



   We invest on a long-term basis to help maximize after-tax returns, while attempting to reduce risk.

   We place emphasis on quality of shareholder-oriented management, growth of shareholder equity, potential earnings growth, competitive posture, financial strength, cash flow generation, and intelligent investment of that cash flow.



  We strongly prefer to own a great company at a fair price over a fair company at a cheap price.



  We will invest assets on a global basis, but will limit foreign exposure to 35% of assets in the Equity and Premier Funds.



  We will manage diversified portfolios, but we refuse to over-diversify our investments. We willcomply with Subchapter M of the Internal Revenue Code which requires that at least 50% of each portfolio be diversified.

  We will monitor costs and attempt to minimize costs to our shareholders.

  We will strive to provide effective and candid communication with our customers.

  We will minimize short holding periods and will limit portfolio turnover.

  We discourage short-term market timers and speculators from investing in our Funds.

Fund Goals, Strategies, Performance and Risk

The following describes the investment goals, strategies and principal risks of Great Plains Equity Fund, Great Plains International Equity Fund, Great Plains Premier Fund (collectively the "Stock Funds"), Great Plains Intermediate Bond Fund and Great Plains Tax Free Bond Fund. There can be no assurance that a Fund will achieve its goal.

GREAT PLAINS EQUITY FUND

Goal: To achieve total return (consisting of current income and capital appreciation) over the long-term.



Strategy: The Equity Fund, a non-diversified portfolio of securities, pursues its investment objective through the application of a value-oriented approach. We invest as partial owners of high quality companies and attempt to purchase security positions at a substantial discount to what we perceive as their true economic value. The Fund accomplishes this by investing primarily in a portfolio of common and preferred stocks of domestic and foreign issuers as well as domestic and foreign securities convertible into common and preferred stocks. The Fund obtains its current income primarily through receipt of dividends net of Fund expenses. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities. The issuers of these securities will consist primarily of medium to large capitalization domestic and foreign companies. The Fund may seek its foreign securities component by purchasing shares of the Great Plains International Equity Fund. Depending on market conditions, the Fund anticipates investing between 0% and 35% of its net assets in foreign securities either directly, or indirectly through an investment in the Great Plains International Equity Fund. Accordingly, investors in the Fund should also review the description of the Great Plains International Equity Fund's investment goal and strategies.

GREAT PLAINS INTERNATIONAL EQUITY FUND

Goal: To achieve total return (consisting of current income and capital appreciation) over the long-term.



Strategy: The International Equity Fund, a non-diversified portfolio of securities, pursues its investment objective through the application of a value-oriented approach. We invest as partial owners of high quality companies and attempt to purchase security positions at a substantial discount to what we perceive as their true economic value. The Fund accomplishes this by investing primarily in a portfolio of common and preferred stocks of domestic and foreign issuers as well as domestic and foreign securities convertible into common and preferred stocks. The Fund obtains its current income primarily through receipt of dividends net of Fund expenses. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers domiciled in at least three different nations outside the United States. The Fund's foreign investments will emphasize primarily Western European countries and secondarily Asia and Latin America, and emphasize developed over emerging markets. However, the Fund may from time to time invest in other countries and regions, subject to its 65% investment policy noted above. The Fund may invest in foreign and domestic preferred securities which have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests. Such equity features enable the holder of the preferred security to benefit from increases in the market price of the underlying equity security. The Fund may also invest up to 35% of its total assets in U.S. Treasury bills and other cash equivalents. In selecting securities, FCI uses a value-oriented approach to investing and attempts to identify those companies in various countries and industries where economic and political factors, including currency movements, are likely to produce above-average opportunities for capital appreciation.

GREAT PLAINS PREMIER FUND

Goal: To achieve total return (consisting of current income and capital appreciation) over the long-term.



Strategy: The Premier Fund, a non-diversified portfolio of securities, pursues its investment objective through the application of a value-oriented approach. We invest as partial owners of high quality companies and attempt to purchase security positions at a substantial discount to what we perceive as their true economic value. The Fund accomplishes this by investing primarily in a portfolio of common and preferred stocks of domestic and foreign issuers as well as domestic and foreign securities convertible into common and preferred stocks. The Fund obtains its current income primarily through receipt of dividends net of Fund expenses. The Fund's investments will emphasize common and preferred stocks issued by companies whose market capitalizations at the time of investment are under $2 billion (which are small capitalization stocks). As an operational policy, this Fund intends to limit its foreign investments to 35% of its total assets. As described under the "Portfolio Investments and Strategies-- Securities of Other Investment Companies" section of this Prospectus, the Fund reserves the option of seeking its foreign securities component by purchasing shares of the Great Plains International Equity Fund, although it presently intends to purchase foreign securities directly. Accordingly, investors in the Premier Fund should also review the description of the International Equity Fund's investment goal and strategies.

GREAT PLAINS INTERMEDIATE BOND FUND

Goal: To seek total return (consisting of current income and capital appreciation).



Strategy: The Fund pursues its goal by investing primarily in a diversified portfolio of investment grade intermediate-term bonds and notes with an average dollar-weighted maturity of three to ten years. The Fund will invest, under normal circumstances, at least 65% of the value of its total assets in bonds. For purposes of this investment policy, "bonds" shall include all permitted types of debt instruments, including debt held as collateral for repurchase agreements. Investment grade debt obligations are rated in the top four categories by a nationally recognized statistical rating organization (NRSRO) (such as BBB or better by Standard & Poor's (S&P) or FitchIBCA, Inc. (Fitch) or Baa or better by Moody'sInvestors Service (Moody's), or if unrated, are of comparable quality as determined by FCI. See "Ratings" in the "Portfolio Investments and Strategies" section of this Prospectus. The Fund reserves the right to invest up to 35% (although it intends to operate with not more than 15%) of its total assets in debt obligations rated below investment grade but not lower than BB by S&P or Fitch or Ba by Moody's, or which are of comparable quality. Such debt obligations are sometimes referred to as high-yield debt obligations or "junk bonds."

GREAT PLAINS TAX-FREE BOND FUND

Goal: To seek current income that is exempt from federal regular income tax. As a secondary investment objective, the Fund seeks current income that is also exempt from the regular income taxes imposed by the State of Nebraska.

Strategy: The Tax-Free Bond Fund pursues its goals by investing in a non-diversified portfolio of debt obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any of their political subdivisions or financing authorities ("Municipal Securities"), with a portion of the portfolio consisting of Municipal Securities issued by or on behalf of the State of Nebraska, its political subdivisions or agencies ("Nebraska Municipal Securities"). As a fundamental investment policy that cannot be changed without shareholder approval, under normal market conditions, at least 80% of the Tax-Free Bond Fund's net assets will be invested in municipal securities, the income from which is exempt from federal income tax. As an operational policy and not an investment policy, the Fund will seek to maintain an average dollar-weighted portfolio maturity of five to fifteen years. Interest income of the Tax-Free Bond Fund that is exempt from federal income tax and the Nebraska state personal income tax retains its tax-free status when distributed to shareholders.

PRINCIPAL RISKS OF THE FUNDS



In addition to the risks set forth below that are specific to an investment in a particular Fund, there are risks common to all mutual funds.



For example, a Fund's share price may decline and an investor could lose money. Also, there is no assurance that a Fund will achieve its investment objective. The Shares offered by this prospectus are not deposits or obligations of any bank (including National Bank of Commerce and/or First Commerce Bancshares, Inc.) are not endorsed or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risks                                                        Equity Fund   International   Premier    Intermediate     Tax-Free
                                                                           Equity Fund     Fund       Bond Fund      Bond Fund

Stock Market Risks/1/                                             x            x             x
Currency Risks/2/                                                 x            x             x
Interest Rate Risks/3/                                                   x                                x              x
Risks Related to Investing for Value                              x            x              x
Euro Risks/4/                                                     x            x              x
Risks of Foreign Investing/5/                                     x            x              x
Credit Risks/6/                                                   x            x              x           x               x
Prepayment Risks/7/                                                                                       x               x
Liquidity Risks/8/                                                x            x              x           x               x
Risks Associated with Noninvestment Grade Securities/9/                                                   x               x
Tax Risks/10/                                                                                                             x
Diversification Risks/11/                                         x            x              x                           x
Nebraska Risks/12/                                                                                                        x
Sector Risks/13/                                                                                                          x
Risks Related to Company Size/14/                                                             x

1 The value of equity securities rise and fall.

2 Exchange rates for currencies fluctuate daily.

3 Prices of fixed income securities rise and fall in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.



4 The fluctuating exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of a Fund's investments.





5 Foreign economic, political or regulatory conditions may be less favorable than those of the United States. Also, foreign countries may lack uniform financial reporting standards comparable to those applicable to U.S.

   companies.



6 The possibility that an issuer will default on a security by failing to pay interest or principal when due.

7 A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

8 Limited trading opportunities for certain securities and the inability to sell a security at will could result in losses to a Fund.

9 The prices of noninvestment grade securities are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.



10 Changes in federal and state tax laws may cause the prices of municipal securities to fall.

11 The Equity Fund, International Equity Fund, Premier Fund and Tax-Free Bond
   Fund are non-diversified. Compared to diversified mutual funds, they may invest a higher percentage of their assets among fewer issuers of portfolio securities. This increases each Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on each Fund's Share price and performance.

12 Because the Tax-Free Bond Fund's portfolio may be comprised of securities issued or credit enhanced by issuers located in Nebraska, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

13 Market sectors may underperform other sectors or the market as a whole.

14 The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.





GREAT PLAINS EQUITY FUND



Risk/Return Bar Chart and Table

                             [CHART APPEARS HERE]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.



The Fund's total return for the nine-month period from January 1, 1999 to September 30, 1999 was (5.20%).



Within the period shown in the Chart, the Fund's highest quarterly return was 15.90% (quarter ended December 31, 1998). Its lowest quarterly return was (10.86%) (quarter ended September 30, 1990).

Average Annual Total Return Table*



The following table represents the Fund's Compounded Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Standard and Poor's 500 Index (S&P 500), a broad-based market index, and the Lipper Growth and Income Fund Average (LGIFA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.



Calendar Period                       Fund          S&P 500         LGIFA
1 Year                                 12.04%           28.58%        15.85%
5 Years                                17.91%           24.06%        18.43%
10 Years                               14.22%           19.21%        15.51%




*The Fund is the successor to a portfolio of a common trust fund (CTF) managed by the Adviser. At the Fund's commencement of operations, the CTF's assets were transferred to the Fund in exchange for Fund Shares. The quoted performance data includes performance for periods before the Fund's registration became effective on September 18, 1997, as adjusted to reflect the Fund's pro forma expenses. The CTF was not registered under the Investment Company Act of 1940 (1940 Act) and was therefore not subject to the restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.

Past performance is no guarantee of future results. This information provideshistorical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.





GREAT PLAINS PREMIER FUND



Risk/Return Bar Chart and Table

                             [CHART APPEARS HERE]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.



The Fund's total return for the nine-month period from January 1, 1999 to September 30, 1999 was (7.45%).

Within the period shown in the Chart, the Fund's highest quarterly return was 17.65% (quarter ended June 30, 1997). Its lowest quarterly return was (18.38%) (quarter ended September 30, 1998).

Average Annual Total Return Table*



The following table represents the Fund's Compounded Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Russell 2000 Small Stock Index (RU2), a broad-based market index, and the Lipper Small Cap Fund Average (LSCFA), anaverage of funds with similar objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not
possible to invest directly in an index.                            Calendar
Period Fund RU2 LSCFA                 1 Year (4.39%) (2.55%) (0.20%) 5 Years
13.25% 11.87% 13.12% 10 Years 10.72% 12.92% 15.04%



*The Fund is the successor to a portfolio of a common trust fund (CTF) managed by the Adviser. At the Fund's commencement of operations, the CTF's assets were transferred to the Fund in exchange for Fund Shares. The quoted performance data includes performance for periods before the Fund's registration became effective on September 18, 1997, as adjusted to reflect the Fund's pro forma expenses. The CTF was not registered under the Investment Company Act of 1940 (1940 Act) and was therefore not subject to the restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.

Past performance is no guarantee of future results. This information provides historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.





GREAT PLAINS INTERMEDIATE BOND FUND



Risk/Return Bar Chart and Table

                             [CHART APPEARS HERE]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.



The Fund's total return for the nine-month period from January 1, 1999 to September 30, 1999 was (1.60%).



Within the period shown in the Chart, the Fund's highest quarterly return was 6.08% (quarter ended June 30, 1995). Its lowest quarterly return was (3.24%) (quarter ended March 31, 1994).

Average Annual Total Return Table*



The following table represents the Fund's Compounded Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers Government/Corporate Index 5-10 (LGCI), a broad-based market index, and the Lipper Intermediate Investment Grade Average (LIIGA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.




Calendar Period                             Fund        LGCI        LIIGA
1 Year                                       5.83%       8.44%       7.37%
5 Years                                      5.90%       6.60%       6.39%
10 Years                                     7.94%       8.52%       8.31%



*The Fund is the successor to a portfolio of a common trust fund (CTF) managed by the Adviser. At the Fund's commencement of operations, the CTF's assets were transferred to the Fund in exchange for Fund Shares. The quoted performance data includes performance for periods before the Fund's registration became effective on September 18, 1997, as adjusted to reflect the Fund's pro forma expenses. The CTF was not registered under the Investment Company Act of 1940 (1940 Act) and was therefore not subject to the restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.

Past performance is no guarantee of future results. This information provideshistorical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.





GREAT PLAINS TAX-FREE BOND FUND



Risk/Return Bar Chart and Table

                             [GRAPH APPEARS HERE]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.



The Fund's total return for the nine-month period from January 1, 1999 to September 30, 1999 was (1.08%).

Within the period shown in the Chart, the Fund's highest quarterly return was 4.57% (quarter ended March 31, 1995). Its lowest quarterly return was (3.44%) (quarter ended March 31, 1994).

Average Annual Total Return Table*



The following table represents the Fund's Compounded Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers Municipal Index/ 7-Year (LB7GO), a broad-based market index, Lehman Brothers Municipal Index/10-Year (LB10GO), a broad-based market index, and the Lipper Intermediate Municipal Debt Average (LIMA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.





Calendar Period                     Fund        LB7GO    LB10GO** LIMA
1 Year                              1.84%       6.36%     6.76%   5.42%
5 Years                             3.93%       5.81%     6.34%   5.24%
10 Years                            5.57%       NA        8.33%   6.94%




*The Fund is the successor to a portfolio of a common trust fund (CTF) managed by the Adviser. At the Fund's commencement of operations, the CTF's assets were transferred to the Fund in exchange for Fund Shares. The quoted performance data includes performance for periods before the Fund's registration became effective on September 18, 1997, as adjusted to reflect the Fund's pro forma expenses. The CTF was not registered under the Investment Company Act of 1940 (1940 Act) and was therefore not subject to the restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.

**Inception date of the LB7GO is December 31, 1989. The LB10GO was added because insufficient performance existed for LB7GO.

Past performance is no guarantee of future results. This information provides historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



What are the Funds' Fees and Expenses?

GREAT PLAINS FUNDS

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.



Shareholder Fees                                                Equity        International  Premier    Intermediate      Tax-Free
                                                                Fund          Equity Fund    Fund       Bond Fund         Bond Fund

Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases                5.00%         5.00%          5.00%      3.00%             3.00%
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage            None          None           None       None              None
 oforiginal purchase price or redemption proceeds,
 as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None          None           None       None              None
 (and other Distributions) (as a percentage of offering
 price)
Redemption Fee (as a percentage of amount redeemed,              None          None           None       None              None
 if applicable)
Exchange Fee                                                     None          None           None       None              None

Annual Fund Operating Expenses (Before Waivers)1
Expenses That are Deducted From Fund Assets (as percentage of average net assets)

Management Fee                                                  0.75%/2/      1.25%          1.00%/2/   0.50%             0.50%
Distribution (12b-1) Fee/3/                                     0.25%         0.25%          0.25%      0.25%             0.25%
Shareholder Services Fee/4/                                     0.25%         0.25%          0.25%      0.25%             0.25%
Other Expenses                                                  0.23%/5/      0.44%/5/       0.62%/5/   0.25%            0.34%/5/
Total Annual Fund Operating Expenses                            1.48%         2.19%          2.12%      1.25%            1.34%




1 Although not contractually obligated to do so, the Adviser, distributor and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 1999.





Total Waivers of Fund Expenses                                  0.74%         0.51%          0.72%      0.50%            0.51%
Total Actual Annual Fund Operating Expenses (after waivers)     0.74%         1.68%          1.40%      0.75%            0.83%




2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Equity Fund and the Premier Fund (after the voluntary waiver) were 0.51% and 0.80%, respectively, for the fiscal year ended August 31, 1999. Additionally, the Adviser has agreed to waive its management fee on that portion of the assets of the Equity Fund invested in the International Equity Fund. (The Adviser is still entitled to receive its management fee on the International Equity Fund assets.) This waiver can not be terminated absent a finding by the Trust's Board of Trustees that the management fees charged on that portion of the Equity Fund assets are for advisory services in addition to, rather than in duplication of, advisory services provided to the International Equity Fund.

3 The Funds did not pay or accrue the distribution (12b-1) fee during the fiscal year ended August 31, 1999. The Funds do not intend to pay or accrue the distribution (12b-1) fee for the fiscal year ending August 31, 2000. If these Funds were accruing or paying the distribution (12b-1) fee, they would be able to pay up to 0.25% of each Fund's average daily net assets.

4 The Funds did not pay or accrue the shareholder services fee during the fiscal year ended August 31, 1999. The Funds do not intend to pay or accrue the shareholder services fee for the fiscal year ending August 31, 2000. If these Funds were accruing or paying shareholder services fee, they would be able to pay up to 0.25% of each Fund's average daily net assets.

5 Other expenses for the Equity Fund, International Equity Fund, Premier Fund and Tax-Free Bond Fund (after the voluntary waiver) by the transfer agent and portfolio accountant were 0.23%, 0.43%, 0.60% and 0.33%, respectively.





COST OF INVESTING EXAMPLE



This Example is intended to help you compare the cost of investing in the Great Plains Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on
these assumptions your costs would be:

                            1 Year      3 Years      5 Years      10 Years
Equity Fund                    $643       $  945       $1,268         $2,180
International Equity Fund      $711       $1,151       $1,616         $2,898
Premier Fund                   $704       $1,131       $1,582         $2,829
Intermediate Bond Fund         $424       $  685       $  966         $1,766
Tax-Free Bond Fund             $432       $  712       $1,012         $1,864


Principal Securities in Which the Funds Invest

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value generally increases with the value of the issuer's business.

  The following describes the principal types of equity securities in which the Stock Funds may invest.

Common Stocks

The Funds may invest in common stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

Preferred Stocks

The preferred stocks held by the Funds have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

FOREIGN SECURITIES

The foreign securities held by the Stock Funds are securities of issuers domiciled outside the United States. The Funds consider an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;

  the principal trading market for its securities is in another country; or

  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts



Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts held by the Stock Funds are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded on United States exchanges. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Stock Funds may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

  Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

  A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

  The following describes the principal types of fixed income securities in which the Funds may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities



Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as Treasury securities.

  The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

  In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE BACKED SECURITIES

The mortgage backed securities which may be held by the Intermediate Bond Fund represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

  Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)



CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. The Intermediate Bond Fund will only invest in CMOs which, at the time of purchase, are rated AAA by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality as determined by the Adviser, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement. This creates different prepayment and interest rate risks for each CMO class.



Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which is difficult to predict and will vary among pools.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.



TAX-EXEMPT SECURITIES

The Tax-Free Bond Fund invests in tax-exempt securities. Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls could potentially result in a default on the bonds.

Variable Rate Demand Instruments



Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, and their demand feature is in the form of a short maturity put, even though their stated maturity may extend beyond thirteen months.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

  The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation
(COPs). However, a Fund may also invest directly in individual leases, installment purchase contracts and conditional sales contracts.



Investing in Securities of Other Investment Companies

The Equity Fund and the Premier Fund invest in shares of the International Equity Fund as an efficient means of carrying out their policies. The International Equity Fund incurs certain expenses, such as custody fees, which are duplicative of expenses incurred by the Equity and Premier Funds.



HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause a Fund's portfolio securities to decline in value, a Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

TEMPORARY DEFENSIVE INVESTMENTS

A Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

  If a security is downgraded below the minimum quality grade discussed above, the adviser will reevaluate the security but will not be required to sell it.

Specific Risks of Investing in the Funds

STOCK MARKET RISKS

  The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount a Fund may invest in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

CURRENCY RISKS

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

RISKS RELATED TO INVESTING FOR VALUE

  Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development.



SECTOR RISKS

  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As FCI allocates more of a Fund's portfolio holdings to a particular sector, a Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector. Over 25% of the Nebraska municipal securities in the Tax-Free Bond Fund's portfolio may be health care revenue bonds. Income from health care revenue bonds may be affected by events that impact the health care industry such as competition with other hospitals and efforts by insurers and governmental agencies to limit rates.

RISKS RELATED TO COMPANY SIZE

  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.





  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

ISSUER DIVERSIFICATION

  The Equity Fund, International Equity Fund, Premier Fund and Tax-Free Bond Fund are not diversified. Compared to diversified mutual funds, they may invest a higher percentage of each Fund's assets among fewer issuers of portfolio securities. This increases each Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on a Fund's share price and performance.



EURO RISKS

  The Stock Funds may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

  With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.



  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser's credit assessment.



  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

  Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

  Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

  For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

  Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

  Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

LIQUIDITY RISKS

  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

  Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.



  Liquidity risk also refers to the possibility that a Fund may not be able to sell an equity or fixed income security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.



  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

TAX RISKS

  In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.



  Changes or proposed changes in federal or state tax laws may cause the prices of municipal securities to fall.

Nebraska Risks

  Since the Tax-Free Bond Fund invests a majority of its assets in issuers from a single state, the Fund may be subject to additional risks compared to funds with larger portions of investments in multiple states. Nebraska's economy depends heavily on agriculture and the service industry. Any downturn in these and other industries may adversely affect the economy of the state.



What Do Shares Cost?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When a Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). NAV is determined at the earlier of: 3:00 p.m. Central time or the end of regular trading on the NYSE.

  Market values of the Funds' portfolio securities are determined as follows:
Equity securities are generally valued at the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. Fixed income securities are valued at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service. Short-term fixed income obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.



  The maximum sales charge that you will pay is 5.00% on the Stock Funds and 3.00% on the Intermediate Bond Fund and Tax-Free Bond Fund. The minimum initial investment in each Fund is $1,000. Subsequent investments in each Fund may be in the amount of $100 or more. The minimum initial investment in the Funds for investors purchasing through an individual or Roth IRA account is $500; subsequent investments may be in the amount of $50 or more. The minimum initial investment through an education IRA is $100; subsequent investments may be in the amount of $25 or more. The Funds reserve the right to waive or reduce investment minimums from time to time.

SALES CHARGE WHEN YOU PURCHASE

Shares of the Equity Fund, International Equity Fund and Premier Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                            Sales Charge as a
                            Percentage of

                            Public Offering        Sales Charge as a

Purchase Amount             Price                  Percentage of NAV
Less than $100,000          5.00%                   5.26%
$100,000 but less

 than $250,000              3.00%                   3.09%
$250,000 but less
 than $500,000              2.50%                   2.56%
$500,000 but less
 than $1 million            1.50%                   1.52%
$1 million or greater       0.00%                   0.00%

Shares of the Intermediate Bond Fund and Tax-Free Bond Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                            Sales Charge as a

                            Percentage              Sales Charge as a
                            of Public               Percentage

Purchase Amount             Offering Price          of NAV
Less than $100,000          3.00%                   3.09%
$100,000 but less

 than $250,000              2.50%                   2.56%
$250,000 but less
 than $500,000              2.00%                   2.04%
$500,000 but less
 than $1 million            1.50%                   1.52%
$1 million or greater       0.00%                   0.00%

The sales charge at purchase may be reduced by:

purchasing Shares in greater quantities to reduce the applicable sales charge;

combining concurrent purchases of Fund Shares by you, your spouse, and your children under age 21;



combining concurrent purchases of two or more funds in the Trust;



accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or

signing a letter of intent to purchase at least $100,000 of Shares within 13 months (call your investment professional or the Fund for more information).

To receive the sales charge reduction for concurrent purchases, Great Plains Shareholder Services must be notified by the shareholder in writing at the time the purchase is made that Fund Shares are being combined. Each Fund will reduce the sales charge after it confirms the purchases.



The sales charge will be eliminated when Shares are purchased:


  by or through the Trust Division of National Bank of Commerce (NBC), other affiliates or correspondent financial depository institutions of First Commerce Bancshares for accounts which are held in a fiduciary, agency, custodial or similar capacity, except for those customers whose only relationship is a custodial IRA;

  by current fiduciary customers of NBC, other affiliates, or correspondent financial depository institutions of NBC;

  by trustees of the Trust, directors, and current and retired employees of First Commerce Bancshares, Inc., NBC, the Adviser, the Distributor and their affiliates, as well as the spouses and children under the age of 21 of such trustees, directors and employees;



  by any shareholder of First Commerce Bancshares, Inc. with a position of at least 1,000 shares;



  by any account for which a current or retired employee of NBC, the Adviser, the Distributor and their affiliates serves in a fiduciary, agency, custodial or similar capacity;

  by any trust company or trust division of a non- affiliated financial depository institution whose accounts own shares of the Funds with current value greater than $1,000,000 or who demonstrate the intent of investing $1,000,000 over a period of time in the Funds;

  by accounts transferred or distributed out of the Trust Division of NBC, its correspondents or other affiliates into accounts maintained by NBC as dealer;

  by financial depositary institutions that have a current correspondent relationship with NBC as fiduciary;

  by investors who purchase shares through a wrap account or a no-transaction fee program if the sponsor of the wrap account or no-transaction fee program has entered onto a sales agreement with the Distributor; andwithin 30 days of redeeming Shares of an equal or lesser amount. Great Plains Shareholder Services must be notified of the reinvestment by the shareholder in writing in order to eliminate the sales charge.

How are the Funds Sold?

The Funds' Distributor, Edgewood Services, Inc., markets the Shares described in this prospectus to individuals and institutions directly or through investment professionals. When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Funds have adopted a Rule 12b-1 Plan, which is currently dormant. This plan would allow the Funds to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Funds' Shares. Your investment cost would be higher in the future if the 12b-1 Plan were to be activated.

How to Purchase Shares

You may purchase Shares through National Bank of Commerce in connection with qualified trust accounts, through an authorized broker/dealer, or directly from the Funds. The Funds reserve the right to reject any request to purchase or exchange Shares.

BY WIRE

Shareholders with existing accounts may purchase shares by Federal Reserve Wire. Trust customers should contact their account officer. All other customers should call Great Plains Funds Shareholder Services at 1-800-568-8257. You cannot purchase Shares by wire on holidays when the Federal Reserve is closed.

BY MAIL



Submit a completed account application or additional investment form. Your form of payment may be by a check payable to the Great Plains Funds or an authorization in your account application to withdraw funds from your checking account at an ACH member bank.

Checks should be sent to:

 Great Plains Funds Shareholder Services
 P.O. Box 8612

 Boston, MA 02266-8612

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Great Plains Funds Shareholder Services
 1099 Hingham Street

 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or a Fund).

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from another Great Plains Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares in a minimum amount of $50 on a regular basis by designating this option in the Fund account application or by contacting the Fund or your investment professional. The minimum investment amount for this program is $50.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee. The Tax-Free Bond Fund may not be a suitable investment for retirement plans because it invests in municipal securities.

How to Exchange Shares

EXCHANGE PRIVILEGES

You may exchange Fund Shares for the shares of any other Fund in the Trust without a sales charge. To do this, you must:

  ensure that the account registrations are identical; meet any minimum initial investment requirements; and receive a prospectus for the fund into which you wish to exchange.

Shareholders may provide instructions for exchanges by calling Great Plains Shareholder Services at 1-800-568-8257. Telephone exchange instructions must be received by Great Plains Shareholder Services before the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Central time) for shares to be exchanged that day.

 An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  The Funds may modify or terminate the exchange privilege at any time. The Funds' management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund and other shareholders. If this occurs, a Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds.

How to Redeem Shares



Each Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. If a redemption order is received before the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Central time), the redemption proceeds will normally be paid through the ACH system to the shareholder's bank account application, normally the second business day. Otherwise, a check for redemption proceeds will be mailed within one business day after receipt of a proper written redemption request.



BY TELEPHONE



Once you have completed the appropriate authorization form for telephone transactions, you may redeem Shares of a Fund by calling Great Plains Shareholder Services at 1-800-568-8257. The Fund will record your telephone instructions. We will follow reasonable procedures to ensure telephone instructions are transmitted by authorized parties and are not fraudulent.



BY WIRE

Trust customers should contact their account officer to receive redemption proceeds by Federal Reserve Wire. All other customers should contact Great Plains Shareholder Services at 1-800-568-8257. A $5.00 fee will be charged by the Funds for wire redemptions. Wire orders will only be accepted on days on which the Funds, NBC and the Federal Reserve Banks are open for business.

BY MAIL

You may redeem Shares by mailing a written request to the Funds at:

 Great Plains Funds
 P.O. Box 8612
 Boston, MA 02266-8612

Send requests by private courier or overnight delivery service to:

 Great Plains Funds
 1099 Hingham Street
 Rockland, MA 02370-3317

All requests must include:

  Fund Name, account number and account registration; amount to be redeemed; and signatures of all shareholders exactly as registered.

Call your investment professional or the Funds if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;

  your redemption will be sent to an address of record that was changed within the last 30 days; or

  a redemption is payable to someone other than the shareholder(s) of record;
or

  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;

  during periods of market volatility; or



  when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to the Fund.



REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Funds may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

SYSTEMATIC WITHDRAWAL PROGRAM

You may automatically redeem Shares of a predetermined amount on a regular basis. To be eligible to participate in this program, a shareholder must have an aggregate account value of at least $10,000. Complete the appropriate section of the Fund account application or complete an authorization form, which can be requested by calling Great Plains Shareholder Services at 1-800-568-8257. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

SHARE CERTIFICATES

The Funds do not issue share certificates. Evidence of share ownership is provided by transaction confirmations and periodic account statements.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges except for systematic transactions. In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

Dividends of the Equity Fund, Premier Fund and International Equity Fund are declared and paid in any month in which the Fund has sufficient income to distribute. Dividends of the Intermediate Bond Fund and Tax-Free Bond fund are declared daily and paid monthly. Dividends are paid to all shareholders invested in the Funds on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.



  The Funds pay any realized capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.



  If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns.



Fund distributions and exchanges may be taxable.

  It is anticipated that Tax-Free Bond Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. The Tax-Free Bond Fund may invest up to 20% of its total net assets in securities subject to the alternative minimum tax.

 Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Funds?



The Great Plains Board of Trustees governs the Funds. The Board selects and oversees the Adviser, FCI. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is 610 NBC Center, Lincoln, Nebraska 68508.

The Adviser is a wholly owned subsidiary of First Commerce Bancshares, Inc.
(FCB). FCB is a multi-bank holding company organized as a Nebraska corporation. FCB's primary business is the ownership and management of nine commercial bank subsidiaries, a mortgage company and an asset management company in Nebraska and Colorado. These subsidiaries provide a comprehensive range of trust, commercial, consumer, correspondent, retail deposit services and mortgage banking services. FCB provides computer services to banks throughout Nebraska and other states through its subsidiary, First Commerce Technologies, Inc. First Commerce Technologies presently has four computer centers in Nebraska, two in Kansas andone each in Arkansas, Colorado, Florida, New Mexico and Texas. FCB is geographically located throughout Nebraska with full service banking through its subsidiary, National Bank of Commerce (NBC). NBC offices are located in Alliance, Bridgeport, Grand Island, Hastings, Kearney, Lincoln, McCook, North Platte, Valentine West Point, and Colorado Springs, Colorado. Loan/deposit production offices are located in Cairo, Holdrege, Hyannis, Mullen, Snyder and Wood River, Nebraska; Burlington, Colorado; and Goodland, Kansas.

FCI a Nebraska corporation, offers financial services that include, but are not limited to: investment supervisory services including stock and bond portfolio management, asset allocation and individual security selection for its clients, the Great Plains Funds, the NBC Trust Division, FCB and the NBC Foundation. As of December 31, 1998, FCI managed discretionary assets of over $1 billion. Although the Adviser had not previously served as an investment adviser to a mutual fund, it managed, on behalf of its trust clients, eight common and collective investment funds having a market value of approximately $413 million as of July 31, 1997, the assets of which were transferred into corresponding Funds of the Trust. As part of its regular banking operations, NBC may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of NBC. Because of the internal controls maintained by FCI and NBC to restrict the flow of non-public information, Fund investments are typically made without any knowledge of NBC's or its affiliates' lending relationships with an issuer; therefore, the lending relationship will not be a factor in the selection of securities.

The Equity Fund, International Equity Fund and the Premier Fund are managed by
H. Cameron Hinds who has been President and Chief Investment Officer of FCI since January 1994. Mr. Hinds previously served as an equity analyst and portfolio manager for FCI since June 1986. Mr. Hinds received a B.S. in Business Administration and an M.A. in Business Administration, with a concentration in Finance, from the University of Nebraska. He received the designation of Chartered Financial Analyst in 1987.

The Intermediate Bond Fund and the Tax-Free Bond Fund are managed by Robert A. Campbell. Mr. Campbell is a Vice President of the Adviser and has served as a portfolio manager and trader of fixed income securities for FCI since October 1997. Prior to that, Mr. Campbell was a bond portfolio manager for First Asset Management from February 1996 to October 1997, FirsTier Bank from January 1995 to February 1996, and Arkwright Mutual Insurance from April 1991 to January 1995. Mr. Campbell has over twenty years of experience managing, trading and researching taxable and municipal fixed income securities. Mr. Campbell received his BA and MBA degrees from the University of Iowa. He received his CFA designation in 1981.


ADVISORY FEES



FCI receives an investment advisory fee equal to a percentage of each Fund's average daily net assets at the following annual rates: 0.75% of Equity Fund; 1.25% of International Equity Fund; 1.00% of Premier Fund and 0.50% of Intermediate Bond Fund and Tax-Free Bond Fund. FCI may voluntarily waive a portion of its fee or reimburse the Funds for certain operating expenses.



YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Funds', that rely on computers.



While it is impossible to determine in advance all of the risks to the Funds, the Funds could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund Share transactions or Fund communications.

  The Funds' service providers are making changes to their computer systems to remediate any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.



Year 2000 problems would also increase the risks of the Funds' investments. To assess the potential effect of the Year 2000 problem, FCI is reviewing information regarding the Year 2000 readiness provided by issuers of securities the Funds currently own or anticipate purchasing. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may have difficulty determining the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Funds is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Funds' financial performance for the past five fiscal years, or since inception, if the life of the Funds is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of any dividends and capital gains.

  This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Report.

Great Plains Funds Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                Net Realized and                                 Distributions

                                                Unrealized Gain                                  from Net Realized    Distributions

                       Net Asset    Net         (Loss) on                        Distributions   Gain on              in Excess of
                       Value,       Investment  Investments and    Total from    from Net        Investments and      Income (Loss)

Year Ended             Beginning    Income      Foreign Currency   Investment    Investment      Foreign Currency     Gain on
August 31,             of Period    (Loss)      Transactions       Operations    Income          Transactions         Investments
Equity Fund

           1998/1/       $10.00       0.07           (0.16)            (0.09)       (0.07)             --                  --
           1999          $ 9.84       0.05            1.80              1.85        (0.05)          (0.62)                 --
International Equity Fund

           1999/2/       $10.00       0.09            1.13              1.22           --           (0.35)                 --
Premier Fund

           1998/1/       $10.00       0.01           (1.18)            (1.17)       (0.00)/5/          --                  --
           1999          $ 8.83       0.01            0.57              0.58        (0.01)          (0.77)                 --
Intermediate Bond Fund

           1998/1/       $10.00       0.54            0.36              0.90        (0.54)             --               (0.00)/5/
           1999          $10.36       0.58           (0.57)             0.01        (0.58)             --                  --
Tax-Free Bond Fund

           1998/1/       $10.00       0.39            0.13              0.52        (0.39)          (0.00)/5/              --
           1999          $10.13       0.42           (0.36)             0.06        (0.42)          (0.01)                 --

1 For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.
2 For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.
3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Distributions less than $0.01 per share. 6 Computed on an annualized basis.


                                                        Ratios to Average Net Assets

                                          ------------------------------------------------------
                Net Asset                               Net                     Net

                Value,                                  Investment   Expense    Investment        Net Assets,     Portfolio
Total           End of       Total                      Income       (after     Income (Loss)     End of Period   Turnover
Distributions   Period       Return/3/    Expenses/4/   (Loss)/4/    waivers)   (after waivers)   (000 omitted)   Rate
(0.07)           $ 9.84      (0.94%)        1.02%/6/      0.79%/6/    1.02%/6/      0.79%/6/        $179,873        39%
(0.67)           $11.02      19.06%         0.98%         0.19%       0.74%         0.43%           $192,337         5%

(0.35)           $10.87      12.49%         1.69%/6/      0.86%/6/    1.68%/6/      0.87%/6/        $ 64,730        16%

(0.00)           $ 8.83     (11.69%)        1.84%/6/     (0.28%)/6/   1.44%/6/      0.12%/6/        $ 22,190        68%
(0.78)           $ 8.63       6.54%         1.62%        (0.40%)      1.40%        (0.18%)          $ 24,463        25%

(0.54)           $10.36       9.23%         0.79%/6/      5.82%/6/    0.79%/6/      5.82%/6/        $146,718         9%
(0.58)           $ 9.79       0.01%         0.75%         5.67%       0.75%         5.67%           $128,367        24%

(0.39)           $10.13       5.29%         0.87%/6/      4.22%/6/    0.87%/6/      4.22%/6/        $ 67,372         8%
(0.43)           $ 9.76       0.54%         0.84%         4.16%       0.83%         4.17%           $ 68,443         7%

A Statement of Additional Information (SAI) dated December 31, 1999 is incorporated by reference into this prospectus. Additional information about the Funds' and their investments is contained in the Funds' SAI and Annual and SemiAnnual Reports to shareholders as they become available. The Annual Report's Management Discussion & Analysis discusses market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi- Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-568-8257.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov. or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

[LOGO OF FEDERATED]

Great Plains Funds
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Federated Securities Corp., Distributor



Investment Company Act File No. 811-8281




Cusips 391163102
391163201

391163300
391163409
391163508

G02180-01 (12/99)



 . Not FDIC Insured
 . May Lose Value
 . No Bank Guarantee

Edgewood Services, Inc., Distributor

G02180-01 (12/99)

[LOGO OF FEDERATED]
World-Class Investment Manager /SM/

Great Plains Funds

Great Plains Equity Fund
Great Plains International Equity Fund
Great Plains Premier Fund
Great Plains Intermediate Bond Fund
Great Plains Tax-Free Bond Fund

PROSPECTUS


DECEMBER 28, 1999


                               GREAT PLAINS FUNDS

                            GREAT PLAINS EQUITY FUND
                     GREAT PLAINS INTERNATIONAL EQUITY FUND

                            GREAT PLAINS PREMIER FUND
                       GREAT PLAINS INTERMEDIATE BOND FUND

                         GREAT PLAINS TAX-FREE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                 DECEMBER 28, 1999

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus of the Great Plains Funds dated December 28, 1999.

This SAI incorporates by reference the Funds' Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-568-8257.

     CONTENTS


        HOW ARE THE FUNDS ORGANIZED?.....................................2
     SECURITIES IN WHICH THE FUNDS INVEST................................2
     WHAT DO SHARES COST?................................................19
     HOW ARE THE FUNDS SOLD?.............................................20
     EXCHANGING SECURITIES FOR SHARES....................................21
     REDEMPTION IN KIND..................................................21
     MASSACHUSETTS PARTNERSHIP LAW.......................................21
     ACCOUNT AND SHARE INFORMATION.......................................22
     TAX INFORMATION.....................................................22
     WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?.....................23
     FEES PAID BY THE FUNDS FOR SERVICES.................................27
     HOW DO THE FUNDS MEASURE PERFORMANCE?...............................27
     FINANCIAL INFORMATION...............................................33
     ADDRESSES...........................................................37

     Edgewood Services, Inc., Distributor,
     subsidiary of Federated Investors, Inc.

     G02180-02 (12/99)

HOW ARE THE FUNDS ORGANIZED?


Great Plains Funds (Trust) is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on July 1, 1997. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust currently offers four non-diversified portfolios: Great Plains Equity Fund, Great Plains International Equity Fund, Great Plains Premier Fund (collectively referred to as the Stock Funds) and Great Plains Tax-Free Bond Fund, and one diversified portfolio, Great Plains Intermediate Bond Fund.

SECURITIES IN WHICH THE FUNDS INVEST

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their investment objective. Following tables indicate which types of securities are:

o        P = PRINCIPAl investment of a Fund;

o        A = ACCEPTABLe (but not principal) investment of a Fund; or
o        N = NOT AN ACCEPTABLe investment of a Fund.


--------------------------------- ---------- ----------- ------------- ------------- ----------
SECURITIES                        EQUITY     PREMIER     INTERNATIONAL INTERMEDIATE  TAX-FREE
                                    FUND        FUND     EQUITY FUND    BOND FUND    BOND FUND

--------------------------------- ---------- ----------- ------------- ------------- ----------
COMMON STOCKS                         P          P            P             N            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
PREFERRED STOCKS                      P          P            P             N            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
WARRANTS                              A          A            A             N            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
TREASURY SECURITIES                   A          A            A             P            A

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
AGENCY SECURITIES                     A          A            A             P            A

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
CORPORATE DEBT SECURITIES 1           A          A            A             P            A
--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
COMMERCIAL PAPER 2                    A          A            A             A            N
--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
DEMAND INSTRUMENTS                    A          A            A             A            A

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
TAXABLE MUNICIPAL SECURITIES          N          N            N             A            A

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
MORTGAGE BACKED SECURITIES 3          N          N            N             A            N
--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
COLLATERALIZED MORTGAGE               N          N            N             A            N

OBLIGATIONS (CMOS)

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
SEQUENTIAL CMOS                       N          N            N             A            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
PACS, TACS AND COMPANION CLASSES      N          N            N             A            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
ASSET BACKED SECURITIES               N          N            N             A            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
ZERO COUPON SECURITIES                N          N            N             A            A

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
BANK INSTRUMENTS                      A          A            A             A            N

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
CREDIT ENHANCEMENT                    A          A            A             A            A

--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
CONVERTIBLE SECURITIES 4              A          A            A             A            N
--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
TAX EXEMPT SECURITIES 5               N          N            N             N            P
--------------------------------- ---------- ----------- ------------- ------------- ----------
--------------------------------- ---------- ----------- ------------- ------------- ----------
GENERAL OBLIGATION BONDS              N          N            N             N            P

--------------------------------- ---------- ----------- ------------- ------------- ----------


1 The Intermediate Bond Fund will invest at least 65% of its total assets in debt obligations rated in the top four categories by a nationally recognized statistical rating organization (NRSRO) (such as BBB or better by S&P or Fitch, or Baa or better by Moody's), or if unrated, of comparable quality as determined by First Commerce Investors, Inc. (the "Adviser"). The Fund may invest up to 35% (although it intends to operate with not more than 15%) of its total assets in debt obligations rated below investment grade, but not lower than BB by S&P or
Fitch or Ba by Moody's, or which are of comparable quality.     2 Prime
Commercial Paper will be rated in one of the two highest rating categories for short-term obligations by an NRSRO or, if unrated, of comparable quality as determined by the Adviser. 3 The Intermediate Bond Fund may invest in mortgage backed securities rated investment grade (BBB or Baa or better) by an NRSRO, or which are of comparable quality as determined by the Adviser. 4 Convertible securities will be rated in the top two categories by a NRSRO (such as AA or better by S&P or Fitch IBCA, Inc., or Aa or better by Moody's), or if unrated, are of comparable quality as determined by the Adviser. 5 The Tax-Free Bond Fund will invest in investment grade municipal securities rated in the top four categories by an NRSRO such as BBB by S&P or Fitch, or Baa by Moody's or, if unrated, of comparable quality as determined by the Adviser.

-------------------------------- ---------- ----------- ------------- ------------- -----------
SECURITIES                       EQUITY     PREMIER     INTERNATIONAL INTERMEDIATE  TAX-FREE
                                   FUND        FUND     EQUITY FUND    BOND FUND    BOND FUND

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
SPECIAL REVENUE BONDS                N          N            N             N            P

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
PRIVATE ACTIVITY BONDS               N          N            N             N            P

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
VARIABLE RATE DEMAND                 N          N            N             N            A

INSTRUMENTS

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
MUNICIPAL LEASES                     N          N            N             N            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
FOREIGN SECURITIES                   P          P            P             A            N

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
DEPOSITARY RECEIPTS                  A          A            A             N            N

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
FOREIGN EXCHANGE CONTRACTS           A          A            A             N            N

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
FOREIGN GOVERNMENT SECURITIES        A          A            A             A            N

-------------------------------- ---------- ----------- ------------- ------------- -----------
FUTURES CONTRACTS                    A          A            A             N            N

-------------------------------- ---------- ----------- ------------- ------------- -----------
OPTIONS                              A          A            A             N            N

-------------------------------- ---------- ----------- ------------- ------------- -----------
SWAPS                                A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
INTEREST RATE SWAPS                  A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
CAPS AND FLOORS                      A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
REPURCHASE AGREEMENTS                A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
REVERSE REPURCHASE AGREEMENTS        A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
SPECIAL TRANSACTIONS

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
  DELAYED DELIVERY TRANSACTIONS      A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
  SECURITIES LENDING                 A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
  ASSET COVERAGE                     A          A            A             A            A

-------------------------------- ---------- ----------- ------------- ------------- -----------
-------------------------------- ---------- ----------- ------------- ------------- -----------
  INVESTING IN SECURITIES OF         P          A            A             A            A

  OTHER INVESTMENT COMPANIES

-------------------------------- ---------- ----------- ------------- ------------- -----------

SECURITIES DESCRIPTIONS AND TECHNIQUES
EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes the types of equity securities in which the Funds invest.

    COMMON STOCKS

    Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock. PREFERRED STOCKS Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.

    WARRANTS

    Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

    Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which a Fund may invest.

    TREASURY SECURITIES

    Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks. AGENCY SECURITIES Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

   The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

    CORPORATE DEBT SECURITIES

    Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

        COMMERCIAL PAPER

        Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. DEMAND INSTRUMENTS Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

    MUNICIPAL SECURITIES

    Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although the majority of municipal securities are exempt from federal income tax, a Fund may invest in taxable municipal securities. MORTGAGE BACKED SECURITIES Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

        COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

        CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

           SEQUENTIAL CMOS

           In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes. PACS, TACS AND COMPANION CLASSES More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

    ASSET BACKED SECURITIES

       Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, Interest Only payments (IOs) and
    Principal Only payments (POs).     ZERO COUPON SECURITIES Zero coupon
    securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks. CREDIT ENHANCEMENT Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based in part upon its credit enhancement. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security. CONVERTIBLE SECURITIES Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. TAX EXEMPT SECURITIES Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

    GENERAL OBLIGATION BONDS

    General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

    SPECIAL REVENUE BONDS

    Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds.

    Therefore, a shortfall in the tolls normally would result in a default on the bonds.

        PRIVATE ACTIVITY BONDS

        Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). A Fund may invest in bonds subject to AMT.

    VARIABLE RATE DEMAND INSTRUMENTS

    Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates and to their demand feature in the form of a put, even though their stated maturity may extend beyond thirteen months.

    MUNICIPAL LEASES

    Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

    The Funds may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Funds may also invest directly in individual leases.

FOREIGN SECURITIES

   Foreign securities are securities of issuers domiciled outside the United States. The Fund considers an issuer to be based outside the United States if:
     o it is organized under the laws of, or has a principal office located in, another country; o the principal trading market for its securities is in another country; or o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

The foreign securities in which the International Equity Fund invests are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.

    DEPOSITARY RECEIPTS

       Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded on United States exchanges. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

    FOREIGN EXCHANGE CONTRACTS

    In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

    FOREIGN GOVERNMENT SECURITIES

    Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

    Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract. A Fund may trade in the following types of derivative contracts.

    FUTURES CONTRACTS

    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures
    contracts traded OTC are frequently referred to as forward contracts.    The
    Stock Funds may buy and sell stock index futures contracts, financial futures, foreign currency futures and futures on portfolio securities. They may also enter into forward foreign currency exchange contracts.
    OPTIONS Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. The Stock Funds may: Buy put or call options on foreign currencies or currency futures transactions in anticipation of a increase in the value of the underlying asset.; Sell put or call options on foreign currencies or currency futures transactions in anticipation of a decrease in the value of the underlying asset.; and Buy or write options to close out existing options positions.

    When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. SWAPS Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars.

Common swap agreements that the Fund may use include:

    INTEREST RATE SWAPS

    Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million
    principal amount. CURRENCY SWAPS    Currency swaps are contracts which
    provide for interest payments in different currencies. The parties might
    agree to exchange the notional principal amount as well.     CAPS AND FLOORS
    Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS
    REPURCHASE AGREEMENTS

    Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to counterparty risks. REVERSE REPURCHASE AGREEMENTS Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to counterparty risks. DELAYED DELIVERY TRANSACTIONS Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks. SECURITIES LENDING A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but they will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to market risks and counterparty risks. These transactions create leverage risks. ASSET COVERAGE In order to secure their obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.
   AVERAGE MATURITY For purposes of determining the dollar-weighted average maturity (DWAM) of a Fund's portfolio, the maturity of a security will be used. If it is probable that the issuer of the security will take advantage of maturity-shortening devices such as a call, refunding, or redemption provision, the maturity date for calculating DWAM will be the date on which it is probable that the security will be called, refunded, or redeemed. If the security includes the right to demand payment, the maturity of the security for purposes of determining a Fund's dollar-weighted average portfolio maturity will be the period remaining until the principal amount of the security can be recovered by exercising the right to demand payment. BORROWING MONEY The Funds have secured a committed line of credit to enable them to borrow money from the National Bank of Commerce, who also serves as the Fund's custodian. During times of extraordinary market conditions or unusually large redemptions, this will facilitate borrowings by the Funds to meet redemption requests without needing to immediately liquidate portfolio securities at times when it may be disadvantageous to the Funds to do so. The terms and cost of the line of credit were determined by the Trustees to be comparable to what the custodian would charge to unaffiliated persons and what the Funds could obtain from unaffiliated
lenders.      INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES The Adviser
will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

INVESTMENT RISKS

     There are many factors which may affect an investment in the Funds. The Funds' principal risks are described in their prospectus. Additional risk factors are outlined below.

CURRENCY  RISKS

o The Adviser  attempts to manage
currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CALL RISKS

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS OF MORTGAGE BACKED SECURITIES

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

o Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.

o A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

LEVERAGE RISKS

o Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Funds' risk of loss and potential for gain.

o Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

   NEBRASKA RISKS
The Tax-Free Bond Fund may invest in obligations of Nebraska (the "State") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on various sources that are believed to be reliable but should not be considered as a complete description of all relevant information.

The Tax-Free Bond Fund's investment emphasis on debt obligations of Nebraska issuers carries a higher risk than a portfolio that is geographically diversified. There are 93 counties and 539 incorporated municipalities in Nebraska, many of which have outstanding debt. A number of other public authorities and private, nonprofit organizations, including utilities, also issue tax exempt debt within the State. ECONOMY. The economy of the State continues to demonstrate relatively strong performance, with per capita personal income for 1998 at $24,754. Per capita income is total personal income divided by population, so it is a measure of income distributed among all residents. Since not all persons have an annual income, this statistic is not a measure of individual economic well-being. Total State employment was 891,709 in 1998, with the majority of jobs in trade, services and government. Annual average unemployment was 2.7% in 1998 compared to a national average of 4.5%. The State's population in 1990 was 1,578,385, with 1,662,719 estimated for 1998. Two-thirds of the population is concentrated in the three metropolitan areas of Lincoln, Omaha and South Sioux City. DEBT. The State of Nebraska does not issue debt. Local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited, and in some cases limited, taxing power of the issuer, revenue bonds secured by specific pledged fees or charges for a related utility or project, and tax-exempt lease obligations, secured by annual appropriations by the issuer, usually with no implied tax or specific revenue appropriations by the issuer. In 1998, $2,372 million in municipal debt was issued in Nebraska, with approximately 16% representing general obligation debt and 84% revenue bonds, compared to 33% general obligation and 67% revenue backed bonds nationally. Many Nebraska agencies and instrumentalities are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or pledge of the faith and credit of the State. Representative issuers of this kind of debt include the Nebraska Educational Facilities Authority and Nebraska Investment Finance Authority. The principal of and interest on bonds issued by these bodies are payable solely from specific sources, principally fees generated from the use of the facilities, or enterprises financed by the bonds, or other dedicated revenues. FINANCIAL. To a large degree, the risk of the Tax-Free Bond Fund is dependent upon the financial strength of the State of Nebraska and its political subdivisions. Agriculture traditionally has been the backbone of Nebraska's economy, although its relative importance has diminished in the last two decades compared to other sectors. Its continued importance to the State's economy was clearly demonstrated in recent years, when increasing farm credit problems and adverse weather conditions affected other sectors interacting with agriculture. These sectors include manufacturers of farm equipment and supplies; feed, seed, and other farm supply retailers; truckers transporting farm products and banks providing loans for farm operating capital. While Nebraska has not experienced severe symptoms of past national recessions, Nebraska political subdivisions have faced budget crises in the recent past (see Property Tax System below). PROPERTY TAX SYSTEM. In 1996, the Nebraska legislature enacted legislation intended to reduce the level of property taxation in the State. LB299 provides for a new overall budget limitation on certain restricted funds, and LB1114 reduces the rate of taxation for general property taxes authorized for cities. LB299 imposes for the current budget year for cities a limitation on the growth of restricted funds of 2% plus a factor for population growth, if any. For the next subsequent budget year, the limitation on growth in restricted funds will be 0% plus a factor for population growth, if any. Restricted funds include property taxes (excluding any amounts required to pay interest and principal on bonded indebtedness), payments in lieu of taxes, local option sales taxes, permit and regulatory fees, state aid and fees from enterprise funds to the extent budgeted for general purposes rather than the enterprise function. The limitation imposed does not apply to capital improvements or revenues pledged to retire bonded indebtedness. The 2% or 0% limitation may be exceeded by an additional 1% upon an affirmative vote of at least 75% of the governing body. State aid may be withheld from governmental units which fail to comply. Under LB1114 the rates for levying property taxes are to be limited for each type of governmental unit in the State. The rate for cities is to be no more than $0.45 per $100 of taxable value. Property tax levies to pay bonded debt are not included in such limitation. A political subdivision may exceed the limits upon rates for tax levies with approval from the voters of such subdivision. PUERTO RICO AND OTHER TERRITORIES. The Tax-Free Bond Fund may invest in obligations of the Commonwealth of Puerto Rico or other territories of the United States that are exempt from federal, Nebraska or local income taxes. The majority of the Puerto Rico debt is issued by ten of the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education and public construction. Bonds issued on behalf of the other U.S. territories will be issued in a similar manner by public agencies of these territories. Territories like Puerto Rico benefit economically and financially from their close association with the United States as well as its protective umbrella and special tax incentives for businesses located there. Economically, the territories are less developed than those of the fifty states and more similar to the stage of development of Puerto Rico with less diversification. Since the 1980's, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Unemployment, while reaching its lowest level in ten years, still remains high. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the U.S. Federal Tax Code for U.S. corporations doing business in Puerto Rico. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure improvements are anticipated to upgrade the island's water, sewer, and road system. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, and levels of federal assistance. Per capita income levels, while the highest in the Caribbean, lag behind the United States. OTHER RISK FACTORS. Because of its investment policies, the Tax-Free Bond Fund may not be suitable or appropriate for all investors. The Fund is designed for investors who want a high level of current income that is exempt from federal and Nebraska state income taxes. Investors in the Fund should not rely on the Fund for their short-term financial needs. The principal values of longer term securities fluctuate more widely in response to changes in interest rates than those of shorter term securities, providing greater opportunity for capital gain or risk of capital loss. There can be no assurance that the Tax-Free Bond Fund will achieve its investment objective. Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of Municipal Securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of Fund investments, and a decline in interest rates will generally increase the value of Fund investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future. The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a degree. If such a proposal were enacted, the availability of Municipal Securities for investment by the Fund and the value of each Fund's investments would be affected and, in such an event, the Fund would reevaluate its investment objectives and policies. The Fund's investment emphasis on securities issued by municipalities and political subdivisions of the State of Nebraska involves greater risk than investing in Municipal Securities issued by a diversified group of entities from various geographical areas in the United States. Specifically, the credit quality of the Fund will depend upon the continued financial strength of the public bodies and municipalities in Nebraska. The State of Nebraska does not issue debt and, as a result, the financial condition of each municipality or political subdivision for each issue must be analyzed separately. Nebraska Municipal Securities generally have been highly regarded. Defaults on Nebraska Municipal Securities have been confined to issues made by sanitary improvement districts primarily occurring in the early 1980's and a few industrial development bond issues also occurring in the early 1980's. The Fund expects to invest a substantial portion of its assets in the debt obligations of local governments and public authorities in the State of Nebraska. While local governments in Nebraska are predominantly reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cut-backs in State aid. None of the obligations issued by public authorities in Nebraska are backed by the full faith and credit of the State of Nebraska. In addition, property tax increases and general increases in governmental sending may be subject to voter approval. The Fund may also invest in certain sectors of the municipal securities market which have unique risks. The sectors include, but are not limited to, investments in issuances of health care providers, electric revenue issues with exposure to nuclear power plants and deregulation intended to foster competition, and private activity bonds without governmental backing. Each of these sectors is impacted by its own unique set of circumstances, including significant regulator impacts, which may adversely affect an issuer's financial performance. Over 25% of the Nebraska Municipal Securities in the Tax-Free Bond Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payer programs. Pursuant to recent federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. Legislation may in the future adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Over 25% of the Nebraska Municipal Securities in the Tax-Free Bond Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear and other power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds. The utility industry is undergoing deregulation in many states. Deregulation of an industry has historically increased competition. In some cases, electric utilities will not be allowed to recoup costs associated with nuclear plants, expansions and other high cost projects. The yields on Nebraska Municipal Securities are dependent on a variety of factors, including the general municipal market conditions, the financial condition of the issuer, general conditions of the Nebraska tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of NRSROs represent their opinions as to the quality of the Nebraska Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, Nebraska Municipal Securities of the same maturity, interest rate and rating may have different yields, while Nebraska Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by the Tax-Free Bond Fund, particular Nebraska Municipal Securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

Except for the Equity Fund, International Equity Fund and Premier Fund, none of the other Funds will sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds will not issue senior securities except that each Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets including the amounts borrowed; and except to the extent that a Fund is permitted to enter into futures contracts, options or forward contracts. A Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or one-third of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options; and segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued or delayed delivery basis.

LENDING CASH OR SECURITIES

The Funds will not lend any of their assets except portfolio securities. Loans may not exceed one-third of the value of a Fund's total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations.

INVESTING IN COMMODITIES

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, each Fund may purchase and sell futures contracts and related options and enter into forward contracts and related options.

INVESTING IN REAL ESTATE

The Funds will not purchase or sell real estate, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Intermediate Bond Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities of other investment companies, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

CONCENTRATION OF INVESTMENTS

Each Fund will not invest 25% or more of the value of its total assets in any one industry . Each Fund may invest 25% or more of the value of its total assets in cash or cash items , securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities. In addition, the Tax-Free Bond Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

UNDERWRITING

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

   INVESTING IN ILLIQUID AND RESTRICTED SECURITIES

The Funds may invest in illiquid and restricted securities. However, the Funds will not invest more than 15% (at the time of purchase) of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, securities used to cover over-the-counter options, guaranteed investment contracts, and certain securities not determined by the Trustees to be liquid (including certain municipal leases).

PURCHASING SECURITIES TO EXERCISE CONTROL

The Funds will not purchase securities of a company for the purpose of exercising control.

INVESTING IN OPTIONS

The Equity Fund, International Equity Fund and Premier Fund will not purchase put options or write call options on securities (other than options on currencies) unless the securities are held in the Funds' portfolio or unless the Funds are entitled to them in deliverable form without further payment or have segregated cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Funds consider instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

   PORTFOLIO TURNOVER

The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses, and to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

DETERMINING  MARKET VALUE OF SECURITIES

Market values of the Funds' portfolio securities are determined as follows:

EQUITY SECURITIES

     o according to the last sale price in the market in which they are primarily traded (either a foreign or domestic securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales on the security's primary market, according to any other market in which the security is traded (either a foreign or domestic securities exchange or the over-the-counter market), using this source for a maximum of three consecutive business days, if available; and

     o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices, using this source for a maximum of one business day.

    ADDITIONAL INTERNATIONAL EQUITY SECURITY METHODOLOGY

     o in the absence of trading of a foreign equity security in its foreign market(s), at the equivalent American Depository Receipt price, converted to the currency of its primary foreign market.

FIXED INCOME SECURITIES

     o for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available; and

     o otherwise, as determined by an independent pricing service.

FUTURES CONTRACTS AND OPTIONS

o at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investment is necessary to appraise their fair market value.

SHORT-TERM OBLIGATIONS

o according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days may be valued at amortized cost or at fair market value as determined in good faith by the Board.

If a price is not produced for any security using the above methodology, at fair value as determined in good faith by the Board, although the actual calculation may be done by others.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

   VALUING FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the rate quoted by Rueters at 12:00 p.m. on the day of purchase. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds' Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Funds.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

QUANTITY DISCOUNTS

Larger purchases of Shares of the same Fund reduce the sales charge you pay. Each Fund will combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

ACCUMULATED PURCHASES

If you make an additional purchase of Shares, you can count previous Share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

CONCURRENT PURCHASES

You can combine concurrent purchases of Shares of two or more Funds in the Trust in calculating the applicable sales charge.

LETTER OF INTENT

You can sign a Letter of Intent committing to purchase $100,000 of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Transfer Agent System will hold shares in escrow equal to the maximum applicable sales charge. If you fulfill the letter of Intent, the shares in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount from the shares held in escrow will be redeemed to pay the sales charge that was not deducted from your purchase.

REINVESTMENT PRIVILEGE

You may reinvest, within 30 days, your Share redemption proceeds at the next determined NAV without any sales charge.

PURCHASES BY AFFILIATES OF THE FUND

The following persons or entities may buy Shares at NAV without any sales charge:

o by or through the Trust Division of National Bank of Commerce (NBC), other affiliates or correspondent financial depository institutions of First Commerce Bancshares for accounts which are held in a fiduciary, agency, custodial or similar capacity, except for those customers whose only relationship is a custodial IRA;

     o by current fiduciary customers of NBC, other affiliates, or correspondent financial depository institutions of NBC;

     o by trustees of the Trust, directors, and current and retired employees of First Commerce Bancshares, Inc., NBC, the Adviser, the Distributor and their affiliates, as well as the spouses and children under the age of 21 of such trustees, directors and employees;

     o by any shareholder of First Commerce Bancshares, Inc. with a position of at least 1,000 shares.

     o by any account for which a current or retired employee of NBC, the Adviser, the Distributor and their affiliates serves in a fiduciary, agency, custodial or similar capacity;

     o by any trust company or trust division of a non-affiliated financial depository institution whose accounts own shares of the Funds with current value greater than $1,000,000 or who demonstrate the intent of investing $1,000,000 over a period of time in the Funds;

     o by accounts transferred or distributed out of the Trust Division of NBC, its correspondents or other affiliates into accounts maintained by NBC as dealer;

     o by financial depository institutions that have a current correspondent relationship with NBC as fiduciary; and

     o  by  investors  who  purchase   shares   through  a  wrap  account  or  a
no-transaction fee program if the sponsor of the wrap account or no-transaction fee program has entered onto a sales agreement with the Distributor.


HOW ARE THE FUNDS SOLD?

     Under the Distributor's Contract with the Fund, the Distributor (Edgewood Services, Inc.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor may pay up to 100% of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN

   The Funds have adopted a Rule 12b-1 Plan which is currently dormant. As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than their actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

   Investment professionals may be paid fees out of the assets of the Adviser, the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as they value their assets. This exchange is treated as a sale of your securities for federal tax purposes.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determine their NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of December 1, 1999, the following shareholders of record owned 5% or more of the outstanding shares of the Funds: Firlin and Company, a nominee of NBC, c/o NBC Trust Division, Lincoln, Nebraska, owned of record approximately 14,352,481 shares (84.94%) of the Equity Fund; approximately 2,379,171 shares (89.57%) of the Premier Fund; approximately 11,856,106 shares (90.91%) of the Intermediate Bond Fund; and, approximately 6,730,403 shares (95.31%) of the Tax-Free Bond Fund. National Bank of Commerce, Custodian, FBO the Great Plains Equity Fund, Lincoln, Nebraska, owned of record approximately 5,952,216 (99.97%) of the International Equity Fund.

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If the Funds purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

STATE TAXES

Distributions on the Tax-Free Bond Fund representing net interest received on tax-exempt Municipal Securities are not necessarily free from income taxes of any state or local taxing authority, although they may be exempt from Nebraska personal income tax. State laws differ on this issue and you should consult your tax adviser for specific details regarding the status of your account under state and local tax laws, including treatment of distributions as income or return of capital.

NEBRASKA TAXES

Under existing Nebraska laws, distributions made by the Tax-Free Bond Fund will not be subject to Nebraska income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Nebraska, its political subdivisions, authorities, commissions or instrumentalities; or (ii) interest from obligations of the United States and its territories and possessions or of any authority, commission, or instrumentality of the United States to the extent exempt from state income taxes under the laws of the United States. Conversely, to the extent that distributions made by the Tax-Free Bond Fund are attributable to other types of obligations, such distributions will be subject to Nebraska income taxes.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust; principal occupations for the past five years and positions held prior to the past five years; and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is comprised of five funds.

A pound sign (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its regularly scheduled meetings.

------------------------------------------------------------------------------------------
NAME

BIRTH DATE                                                                  AGGREGATE
ADDRESS                    PRINCIPAL OCCUPATIONS                            COMPENSATION
POSITION WITH TRUST        FOR PAST FIVE YEARS                              FROM TRUST

------------------------   Consultant, First Commerce Bancshares, Inc.;     -------------
HUGH HANSEN#               Formerly, President, COO and Director, First     $5,500
Birth Date: September      Commerce Bancshares, Inc.; Formerly, Vice
27, 1927                   Chairman and Director, National Bank of
1325 Fall Creek Road       Commerce; Formerly, Chairman and Director,
Lincoln, NE 68510          North Platte National Bank; Formerly,
TRUSTEE                    Director, First National Bank, Kearney, NE,
                           McCook, NE and West Point, NE; Formerly,
                           Director, First Commerce Mortgage Co.;
                           Formerly, Director, Overland National Bank;
                           Formerly, Director, NBC Computer Services

                           Corporation.

------------------------   Formerly, Chairman and CEO, Lincoln Mutual       -------------
GEORGE E. HOWARD#          Life Insurance Company.                          $5,900

Birth Date: August 11,
1924
3901 South 27th Street,

#50
Lincoln, NE 68508

TRUSTEE

------------------------   Foundation Distinguished Professor, President    -------------
DR. MARTIN A MASSENGALE    Emeritus, Director of Center for Grassland       $5,900
Birth Date: October 25,    Studies, University of Nebraska; Director,
1933                       IBP, Inc., America First Companies LLC, and

220 Keim Hall              Woodmen Life and Accident Company.
University of
Nebraska-Lincoln

Lincoln, NE 68583-0953

TRUSTEE

------------------------   Vice President and Chief Financial Officer,      -------------
KEITH C. MITCHELL          MDS-Harris; Financial Consultant; Director,      $5,500
Birth Date: September      Cliff Notes, Inc.; Former General Partner,

25, 1943                   Deloitte & Touche LLP.
2331 Woodscrest Ave.

Lincoln, NE 68502

TRUSTEE

------------------------   Trustee or Director of some of the Funds in      $0
EDWARD C. GONZALES         the Federated Fund Complex; President,
Birth Date: October 22,    Executive Vice President and Treasurer of
1930                       some of the Funds in the Federated Fund
Federated Investors        Complex; Vice Chairman, Federated Investors,
Tower                      Inc.; Vice President, Federated Investment
1001 Liberty Avenue        Management Company  and Federated Investment
Pittsburgh, PA             Counseling, Federated Global Investment
PRESIDENT                  Management Corp. and Passport Research, Ltd.;
                           Executive Vice President and Director,
                           Federated Securities Corp.; Trustee,
                           Federated Shareholder Services Company.

------------------------   Chairman and Chief Executive Officer, First      -------------
JAMES STUART, III          Commerce Investors, Inc.; Director, First        $0
Birth Date: December 4,    Commerce Bancshares, Inc.; Director, National
1963                       Bank of Commerce;  Chief Investment Officer
610 NBC Center             and Secretary, Stuart Global Investment
Lincoln, NE 68508          Company, BVI; James Stuart, III, Sole
VICE PRESIDENT             Proprietorship, Consultant; Executive Vice
                           President, Stuart Investment Co.

------------------------   Great Plains Funds Product Manager since         -------------
COLLEEN AVERY              1999; Mutual Fund Administrator, SMITH HAYES     $0
Birth Date: February       Financial Services Corp. from 1997 to 1998;
14, 1961                   Great Plains  Investment Operations
610 NBC Center             Coordinator, Security Mutual Life Insurance

Lincoln, NE 68508          Company from 1984 to 1996.
VICE PRESIDENT

------------------------   Vice President, First Commerce Investors,        -------------
ANNE E. HANSEN             Inc.                                             $0

Birth Date: October 3,

1960

610 NBC Center

Lincoln, NE 68508

VICE PRESIDENT

------------------------   Assistant Vice President, Federated Services     -------------
BETH S. BRODERICK          Company since 1997; Client Services Officer,     $0
Birth Date: August 2,      Federated Services Company from 1992 to 1997.

1965 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT
AND TREASURER

------------------------   Corporate Counsel, Federated Services Company.   -------------
GAIL CAGNEY                                                                 $0

Birth Date: October 26,

1953

Federated Investors
Tower
1001 Liberty Avenue
Pittsburgh, PA

SECRETARY



INVESTMENT ADVISER

The Adviser, a wholly owned subsidiary of First Commerce Bancshares, Inc., conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.

RESEARCH SERVICES

Research services may include information pertaining to investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising its other clients. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged are reasonable in relationship to the value of the brokerage and research services provided.

   For the fiscal year ended August 31, 1999, the Funds' Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $13,732,709 for which the Funds paid $43,073 in brokerage commissions.

Investment decisions for the Funds are made independently from those of other client accounts managed by the Adviser. When the Funds and one or more of those client accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the client account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of the Trust as specified below:

MAXIMUM ADMINISTRATIVE          AVERAGE AGGREGATE DAILY NET ASSETS OF THE TRUST
FEE
0.150 of 1%                     on the first $250 million

-------------------------
0.125 of 1%                     on the next $250 million
-------------------------
0.100 of 1%                     on the next $250 million
-------------------------
0.075 of 1%                     on assets in excess of $750 million
-------------------------

The administrative fee received during any fiscal year shall be at least $75,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Funds for expenses.


Federated Services Company also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

National Bank of Commerce, Lincoln, Nebraska, is custodian for the securities and cash of the Funds. Subject to arrangements approved by the Trustees, the Bank may place the securities and cash of the Funds with other qualified custodial entities.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Funds, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatements.


   FEES PAID BY THE FUNDS FOR SERVICES

--------------------- ----------------------------- ------------------------------
FUND                       ADVISORY FEE PAID/         ADMINISTRATIVE FEE PAID/
                          ADVISORY FEE WAIVED         ADMINISTRATIVE FEE WAIVED

                                                    ------------------------------
                      ----------------------------- ------------------------------
                       FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED

                               AUGUST 31,                    AUGUST 31,

                      ----------------------------- ------------------------------
                     -------------------------------------------------------------
                          1999           19981          1999           19981
----------------------------------------------------------------------------------
EQUITY FUND          $1,427,595/     $1,358,809/   $262,403/       $252,570/
                     $461,955        $2,159        $0              $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
INTERNATIONAL        $769,782/       N/A           $84,871/        N/A
EQUITY FUND2         $0                            $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
PREMIER FUND         $232,424/       $223,127      $32,041/        $75,000/
                     $46,485         $44,836       $0              $43,913
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
INTERMEDIATE BOND    $687,440/       $624,053/     $189,531/       $174,007/
FUND                 $0              $987          $0              $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TAX-FREE BOND FUND   $340,937/       $299,741/     $94,008/        $83,702/
                     $0              $865          $0              $0
----------------------------------------------------------------------------------


1 For the period from September 29, 1997 (date of initial public investment) to August 31, 1998. 2 For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information. Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or
differences in the Funds' expenses; and various other factors.    Share
performance fluctuates on a daily basis largely because security prices and net earnings fluctuate daily. Both net earnings and offering price or NAV per Share are factors in the computation of SEC yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

----------------- -------------- --------------- -----------------
FUND                 AVERAGE       SEC YIELD      TAX EQUIVALENT
                  ANNUAL TOTAL   for the 30-day       YIELD2

                     RETURN       period ended    for the 30-day
                     for the     August 31, 1999   period ended

                    following                    August 31, 1999
                     periods

                  ended August
                    31, 1999:
                    One Year/

                   Five Years/
                   Ten Years/

                      Since
                    Inception

                  -------------- --------------- -----------------
----------------- -------------- --------------- -----------------
EQUITY FUND          13.09%/

                     16.66%/           ---             ---
                     11.07%/
                       ---
----------------- -------------- --------------- -----------------
----------------- -------------- --------------- -----------------
INTERNATIONAL         ---/

EQUITY FUND           ---/             ---             ---
                      ---/
                     7.05%1

----------------- -------------- --------------- -----------------
----------------- -------------- --------------- -----------------
PREMIER FUND         1.26%/

                     11.73%/           ---              ---
                     8.81%/
                       ---
----------------- -------------- --------------- -----------------
----------------- -------------- --------------- -----------------
INTERMEDIATE        (2.99%)/

BOND FUND            6.01%/           5.66%            ----
                     6.82%/
                       ---
----------------- -------------- --------------- -----------------
----------------- -------------- --------------- -----------------
TAX-FREE BOND       (2.44%)/

FUND                 4.01%/           3.85%            6.37%
                     4.95%/
                       ---
----------------- -------------- --------------- -----------------
1 For the period from September 8, 1998 (date of initial public investment) to August 31, 1999.

2 The tax-equivalent yield of the Tax-Free Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum marginal federal rate for individuals) and assuming that income is 100% tax-exempt.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions. The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions at NAV.

SEC YIELD AND TAX EQUIVALENT YIELD

The SEC yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate. The SEC yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below are samples of tax-equivalency tables that may be used in advertising and sales literature. These tables are for illustrative purposes only and are not representative of past or future performance of the Tax-Free Bond Fund. The interest earned by the municipal securities owned by the Tax-Free Bond Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Tax-Free Bond Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.


TAX EQUIVALENCY TABLE

TAXABLE YIELD EQUIVALENT FOR 1999 - STATE OF NEBRASKA

COMBINED FEDERAL AND STATE
INCOME TAX BRACKET:              20.01%         34.68%         37.68%         42.68%      46.28%
-------------------------------------------------------------------------------------------------
Joint Return                   $1-43,050 $43,051-104,05$104,051-158,550$158,551-283,15Over
                                                                                         283,150

Single Return                  $1-25,750 $25,751-62,450$62,451-130,250 $130,251-283,15Over
                                                                                         283,150
TAX EXEMPT YIELD:              TAXABLE YIELD EQUIVALENT:

--------------------------------
2.00%                             2.50%          3.06%          3.21%         3.49%        3.72%
2.50%                             3.13%          3.83%          4.01%         4.36%        4.65%
3.00%                             3.75%          4.59%          4.81%         5.23%        5.58%
3.50%                             4.38%          5.36%          5.62%         6.11%        6.52%
4.00%                             5.00%          6.12%          6.42%         6.98%        7.45%
4.50%                             5.63%          6.89%          7.22%         7.85%        8.38%
5.00%                             6.25%          7.65%          8.02%         8.72%        9.31%
5.50%                             6.88%          8.42%          8.83%         9.60%       10.24%
6.00%                             7.50%          9.19%          9.63%        10.47%       11.17%
6.50%                             8.13%          9.95%         10.43%        11.34%       12.10%
--------------------------------
NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE
TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE AND LOCAL TAXES PAID ON
COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO INCREASE FEDERAL DEDUCTIONS.








TAXABLE YIELD EQUIVALENT FOR 1999 MULTISTATE MUNICIPAL FUND

FEDERAL INCOME TAX BRACKET:      15.00%         28.00%         31.00%        36.00%       39.60%
Joint Return                   $1-43,050 $43,051-104,05$104,051-158,550$158,551-283,150     Over
                                                                                         283,150
Single Return                  $1-25,750 $25,751-62,450$62,451-130,250 $130,251-283,150     Over
                                                                                         283,150
TAX EXEMPT YIELD:              TAXABLE YIELD EQUIVALENT:

--------------------------------
1.00%                             1.18%          1.39%          1.45%         1.56%        1.66%
1.50%                             1.76%          2.08%          2.17%         2.34%        2.48%
2.00%                             2.35%          2.78%          2.90%         3.13%        3.31%
2.50%                             2.94%          3.47%          3.62%         3.91%        4.14%
3.00%                             3.53%          4.17%          4.35%         4.69%        4.97%
3.50%                             4.12%          4.86%          5.07%         5.47%        5.79%
4.00%                             4.71%          5.56%          5.80%         6.25%        6.62%
4.50%                             5.29%          6.25%          6.52%         7.03%        7.45%
5.00%                             5.88%          6.94%          7.25%         7.81%        8.28%
5.50%                             6.47%          7.64%          7.97%         8.59%        9.11%
6.00%                             7.06%          8.33%          8.70%         9.38%        9.93%
6.50%                             7.65%          9.03%          9.42%        10.16%       10.76%
7.00%                             8.24%          9.72%         10.14%        10.94%       11.59%
7.50%                             8.82%         10.42%         10.87%        11.72%       12.42%
8.00%                             9.41%         11.11%         11.59%        12.50%       13.25%
--------------------------------

NOTE:THE MAXIMUM  MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE
     TAXABLE YIELD EQUIVALENT.



PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Funds' returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

i    MORGAN STANLEY CAPITAL INTERNATIONAL  EUROPE,  AUSTRALIA AND FAR EAST INDEX
     (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

i LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, a Fund will quote its Lipper ranking in the growth and income category in advertising and sales literature.

i    CONSUMER PRICE INDEX is generally considered to be a measure of inflation.

i DOW JONES INDUSTRIAL AVERAGE ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

i STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS is a composite index of common stocks in industry, transportation, financial, and public utility companies. The Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

i MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

i BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

i THE S&P/BARRA VALUE INDEX AND THE S&P/BARRA GROWTH INDEX are constructed by Standard & Poor's and BARRA, Inc., an investment technology and consulting company, by separating the S&P 500 Index into value stocks and growth stocks. The S&P/BARRA Growth and S&P/BARRA Value Indices are constructed by dividing the stocks in the S&P 500 Index according to their price-to-book ratios. The S&P/BARRA Growth Index, contains companies with higher price-to-earnings ratios, low dividends yields, and high earnings growth (concentrated in electronics, computers, health care, and drugs). The Value Index contains companies with lower price-to-book ratios and has 50% of the capitalization of the S&P 500 Index. These stocks tend to have lower price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth (concentrated in energy, utility and financial sectors). The S&P/BARRA Value and S&P/BARRA Growth Indices are capitalization-weighted and rebalanced semi-annually. Standard & Poor's/BARRA calculates these total return indices with dividends reinvested.

i STANDARD & POOR'S MIDCAP 400 STOCK PRICE INDEX is a composite index of 400 common stocks with market capitalizations between $200 million and $7.5 billion in industry, transportation, financial, and public utility companies. The Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

i MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

i MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard & Poor's and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

i MERRILL LYNCH CORPORATE A-RATED (1-3 YEAR) BOND INDEX is a universe of corporate bonds and notes with maturities between 1-3 years and rated A3 or higher.

i LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporation; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Traced by Lehman Brothers, Inc., the index calculates total return for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

i LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX (5-10) is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have maturities between 5 and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is a universe of government and corporate bonds rated BBB or higher with maturities between 1-10 years.

i THE SALOMON BROTHERS TOTAL RATE-OF-RETURN INDEX for mortgage pass through securities reflects the entire mortgage pass through market and reflects their special characteristics. The index represents data aggregated by mortgage pool and coupon within a given sector. A market weighted portfolio is constructed considering all newly created pools and coupons.

i THE MERRILL LYNCH TAXABLE BOND INDICES include U.S. Treasury and agency issues and were designed to keep pace with structural changes in the fixed income market. The performance indicators capture all rating changes, new issues, and any structural changes of the entire market.

i LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is a universe of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC), and Federal National Mortgage Association (FNMA).

i LEHMAN BROTHERS MUNICIPAL INDEX/ 7 YEAR is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 4-6 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

i LEHMAN BROTHERS FIVE-YEAR STATE GENERAL OBLIGATIONS BONDS is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.

o RUSSELL 2000 SMALL STOCK INDEX is an unmanaged capitalization weighted index consisting of 2,000 small capitalization common stocks. Investments cannot be made in an index.

i FINANCIAL TIMES ACTUARIES INDICES--INCLUDING THE FTA-WORLD INDEX (and components thereof), are based on stocks in major world equity markets.

Investors may also review the fund evaluation consulting universes listed below. Consulting universes may be composed of pension, profit sharing, commingled, endowment/foundation, and mutual funds.

i FIDUCIARY CONSULTING GRID UNIVERSE, for example, is composed of over 1,000 funds, representing 350 different investment managers, divided into subcategories based on asset mix. The funds are ranked quarterly based on performance and risk characteristics.

i SEI DATA BASE for equity funds includes approximately 900 funds, representing 361 money managers, divided into fund types based on investor groups and asset mix. The funds are ranked every three, six, and twelve months.

i MERCER MEIDINGER, INC. compiles a universe of approximately 600 equity funds, representing about 500 investment managers, and updates their rankings each calendar quarter as well as on a one, three, and five year basis.

i BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended August 31, 1999, are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated August 31, 1999.

INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

Leading market positions in well-established industries;

High rates of return on funds employed;

     Conservative capitalization structure with moderate reliance on debt and ample asset protection;

     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

GREAT PLAINS FUNDS

Great Plains Equity Fund
Great Plains International Equity Fund
Great Plains Premier Fund
Great Plains Intermediate Bond Fund
Great Plains Tax-Free Bond Fund

5800 Corporate Drive
Pittsburgh, PA 15237-7010

DISTRIBUTOR
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7002

INVESTMENT ADVISER
First Commerce Investors, Inc.
610 NBC Center
Lincoln, Nebraska 68508

CUSTODIAN

National Bank of Commerce
1248 "O" Street
Lincoln, Nebraska 68508

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600

Boston, MA 02266-8600

   INDEPENDENT AUDITORS

Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA  15222

For Internal Use Only
Cusip 391163102
Cusip 391163201
Cusip 391163300
Cusip 391163409
Cusip 391163508

PART C.      OTHER INFORMATION.

Item 23. Exhibits:

(a)  Conformed Copy of Declaration of Trust of the Registrant; (1)

(b)  Copy of By-Laws of the Registrant; (1)

(c)  Not applicable;

(d)  (i) Conformed Copy of Investment Advisory Contract of the Registrant; (3)

          (ii-vi)  Conformed Copy of Exhibits A through E to the
                   Investment Advisory Contract; (3)

          (vii) Conformed Copy the Sub-Advisory Contract; (3)

   (e)    (i)   Conformed Copy of Distributor's Contract of
                the Registrant; (2)
          (ii)     Conformed Copy of Exhibit A to the
                   Distributor's Contract; (2)
          (iii) Conformed Copy of Mutual Fund Sales and

                   Service Agreement; (2)
   (f)    Not applicable;

   (g)    (i)   Conformed Copy of Custodian Contract of the
                Registrant; (4)
          (ii)     Schedule of Compensation; (4)
          (iii) Conformed Copy of Subcustody Agreement; (5)
   (h) Conformed Copy of Agreement for Fund Accounting Services, Administrative Services, and Transfer Agency Services of the Registrant; (2)
   (i) Conformed Copy of Opinion and Consent of Counsel as to legality of shares being registered; (2)
   (j)    Conformed Copy of Consent of Independent Auditors; +
-------------------------
+       All exhibits have been filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed July 11, 1997 (File Nos. 333-31137 and 811-8281)

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 1 on Form N-1A filed September 10, 1997 (File Nos. 333-31137 and 811-8281)

3.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 2 on Form N-1A filed September 18, 1997 (File Nos. 333-31137 and 811-8281)

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed October 2, 1997 (File Nos. 333-31137 and 811-8281)

5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed April 14, 1998 (File Nos. 333-31137 and 811-8281)

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A filed October 28, 1998 (File Nos. 333-31137 and 811-8281)

       (k)    Not applicable;

       (l)    Conformed Copy of Initial Capital Understanding; (3)

       (m)    (i)Conformed Copy of Distribution Plan of
              Registrant; (2) (ii) Conformed Copy of Exhibit A to the Distribution Plan; (2)

       (n)   Copy of Financial Data Schedules; (6)
       (o)    Not applicable;
       (p)    Conformed Copy of Power of Attorney. +

Item 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

               None

Item 25.       INDEMNIFICATION: (4)

Item 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

               (a) First Commerce Investors, Inc. is a registered investment adviser providing investment management services to individuals and institutional clients. First Commerce Investors, Inc. is a wholly owned subsidiary of First Commerce Bancshares, Inc., a multi-bank holding company organized as a Nebraska corporation ("FCB"). Through its subsidiaries and affiliates, FCB provides a comprehensive range of trust, commercial, consumer, correspondent and mortgage banking services. At December 31, 1998, FCB had total assets of over $1 billion.

-------------------------

+    All exhibits have been filed electronically.

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 1 on Form N-1A filed September 10, 1997 (File Nos. 333-31137 and 811-8281)

3.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 2 on Form N-1A filed September 18, 1997 (File Nos. 333-31137 and 811-8281)

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed October 2, 1997 (File Nos. 333-31137 and 811-8281)

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form N-1A filed October 28, 1998 (File Nos. 333-31137 and 811-8281)

               Although First Commerce Investors, Inc. had not previously served as an investment adviser to a mutual fund, it managed, on behalf of its trust clients, eight common and collective investment funds having a market value of approximately $412 million as of July 31, 1997, the assets of which were transferred into corresponding Funds of the Great Plains Funds.

               The principal executive officers and directors of the Trust's Investment Adviser are set forth in the following table. Unless otherwise noted, the position listed under other Substantial Business, Profession, Vocation, or Employment is with First Commerce Investors, Inc.


             (1)                            (2)                            (3)
NAME                            POSITION WITH ADVISER         OTHER SUBSTANTIAL BUSINESS,
                                                              PROFESSION, VOCATION OR
                                                              EMPLOYMENT
James Stuart, III               Chairman & CEO                Chief Invest. Officer and
                                                              Sec., Stuart Global Invest.
                                                              Co., BVI; Consultant, J.
                                                              Stuart, III Sole
                                                              Proprietorship; Exec. V.P.,
                                                              Stuart Investment Co.;
                                                              Director, First Commerce
                                                              Bancshares
                                                              Director, National Bank of
                                                              Commerce

James Stuart, Jr.               Vice Chairman, Director       Chairman & CEO, First
                                                              Commerce Bancshares;
                                                              Chairman, National Bank of
                                                              Commerce

Harry Cameron Hinds             President

Walter Bruce Remington, II      Vice President                Adjunct Faculty, U. of
                                                              Nebraska

Jerry Edward Beyke              Vice President                General Partner, Beyke Asset
                                                              Management

Bradley F. Korell               Director                      President and Director,
                                                              National Bank of Commerce;
                                                              Director, First Commerce
                                                              Investors, Inc.

Anne Elizabeth Hansen           Vice President

Robert A. Campbell              Vice President

Stacy A. Auman                  Vice President

Roy Martin Otte                 Director

Christopher P. Sullivan         Assistant Vice President



ITEM 27.  PRINCIPAL UNDERWRITERS:

               (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
                    Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Excelsior Funds, Inc., (formerly, UST Master Funds, Inc.), Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), FTI Funds, FundManager Portfolios, Great Plains Funds, Old Westbury Funds, Inc., The Riverfront Funds, Robertsons Stephens Investment Trust, WesMark Funds, WCT Funds.

               (b)

           (1)                                 (2)                             (3)
Name and Principal                  Positions and Offices              Positions and Offices
 BUSINESS ADDRESS                      WITH DISTRIBUTOR                   WITH REGISTRANT


Lawrence Caracciolo                 Director, President,                        --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Arthur L. Cherry                    Director,                                   --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

J. Christopher Donahue              Director,                                   --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Mark Crowley                        Vice President,                             --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Christine Johnson                   Vice President,                             --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Ernest L. Linane                    Vice President,                             --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Thomas P. Sholes                    Vice President,                             --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002




Robert M. Rossi                     Assistant Vice President,                   --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Thomas R. Donahue                   Treasurer,
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Dennis McAuley, III                 Assistant Treasurer,                        --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Timothy S. Johnson                  Secretary,                                  --
5800 Corporate Drive                Edgewood Services, Inc.

Pittsburgh, PA 15237-7002

Victor R. Siclari                   Assistant Secretary,                        --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-7002



               (c) Not applicable

Item 28.       LOCATION OF ACCOUNTS AND RECORDS:

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

        Registrant                                 Federated Investors Tower
                                                   1001 Liberty Avenue
                                                   Pittsburgh, PA  15222-3779

                                                   (Notices should be sent to
the Agent for Service at above address.)

                                                   5800 Corporate Drive
                                                   Pittsburgh, PA  15237-7010

        Federated Shareholder Services             Federated Investors Tower
        Company                                    1001 Liberty Avenue
        ("Transfer Agent, Dividend                 Pittsburgh, PA  15222-3779
        Disbursing Agent and Portfolio

        Accounting Services")

        Federated Services Company                 Federated Investors Tower
        ("Administrator")                          1001 Liberty Avenue

                                                   Pittsburgh, PA  15222-3779

        National Bank of Commerce                  1248 "O" Street
        ("Custodian")                              Lincoln, Nebraska 68508

First Commerce Investors, Inc.                     610 NBC Center
        ("Adviser")                                Lincoln, Nebraska 68508

Item 29.       MANAGEMENT SERVICES:  Not applicable.

Item 30.       UNDERTAKINGS:

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, GREAT PLAINS FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 27th day of December, 1999.

                               GREAT PLAINS FUNDS

                      BY: /s/ Gail Cagney
                      Gail Cagney

                      Attorney in Fact for Edward C. Gonzales
                      December 27, 1999

     Pursuant to the requirements of the Securities Act of 1933, Registration Statement has been signed below by the following person in the capacity and on the date indicated:

     NAME                               TITLE                 DATE

 By:/s/ Gail Cagney                  Attorney In Fact     December 27, 1999
        Gail Cagney                  For the Persons
                                     Listed Below

     NAME                               TITLE

Edward C Gonzales*                   President

Beth S. Broderick*                   Vice President and
                                     Treasurer
                                     (Principal Financial
                                     and Accounting Officer)

Hugh Hansen*                         Trustee

George E. Howard*                    Trustee

Dr. Martin A. Massengale*            Trustee

Keith C. Mitchell*                   Trustee

* By Power of Attorney